1933 Act File No. 2-64536
                                                      1940 Act File No. 811-2924

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                            Pre-Effective Amendment No.

                            Post-Effective Amendment No. 25            [X]

                                         and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT       [X]
                                                       OF 1940

                                  Amendment No. 25                     [X]

            LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
            --------------------------------------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

            Lawrence H. Kaplan, Vice President & Assistant Secretary
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

-------   immediately on filing pursuant to paragraph (b)

-------   on (date)  pursuant to paragraph (b)

-------   60 days after filing pursuant to paragraph (a) (1)

   X      on November 1, 1999 pursuant to paragraph (a) (1)
-------

-------   75 days after filing pursuant to paragraph (a) (2)

-------   on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

------- this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                  LORD ABBETT

                           U. S. Government Securities
                             Money Market Fund, Inc.

Prospectus
     November 1, 1999

[LOGO]

          As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fundfor investment merit. It is a criminaloffense to state otherwise.

                               TABLE OF CONTENTS

                                 The Fund Page


          What you should know       Goal/Strategy                       2
                  about the fund     Main Risks                          2
                                     Past Performance                    3
                                     Fees and Expenses                   3


                             Your Investment


       Information for managing      Purchases                           4
               your fund account     Opening Your Account                6
                                     Redemptions                         6
                                     Distributions and Taxes             7
                                     Services For Fund Investors         8
                                     Sales Charges and Service Fees      9
                                     Management                          9


                        For More Information


              How to learn more      Other Investment Techniques        10
                  about the fund     Glossary of Shaded Terms           10


                        Financial Information


                                     Financial Highlights               12
                                     Compensation For Your Dealer       13


     How to learn more about the     Back Cover
fund and other Lord Abbett funds

GOAL /STRATEGY

     The fund seeks high current income and preservation of capital through investments in high quality, short-term, liquid securities. Currently, the fund is 100% invested in U. S. government securities or securities of its agencies or instrumentalities. However, the fund is permitted to invest at least 65% of its total assets in U. S. government securities, agencies and instrumentalities; and up to 35% of its total assets in other high-quality short-term securities.

     Other high-quality, short-term debt securities include:

     o Bank obligations (including certificates of deposit and banker's acceptances) of U. S. banks and savings and loan associations which, at the date of their latest public reporting, had total assets in excess of $1 billion and capital, surplus and undivided profits in excess of $100 million

     o Commercial paper (short-term unsecured promissory notes of corporations) which at the date of investment are rated A-1 by Standard & Poor's Corporation (S& P) or P-1 by Moody's Investors Service, Inc. (Moody's) or, if not rated, are issued by companies having outstanding debt rated AAA or AA by S& P or Aaa or Aa by Moody's

     o Corporate debt securities (bonds and debentures) with no more than 12 months remaining to mature and rated AAA or AA by S& P or Aaa or Aa by Moody's

     We seek to maintain a stable net asset value of $1.00 per share by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less.

MAIN RISKS

     Although the fund invests in U. S. government securities which are considered to be among the highest-quality investments available and has maintained a constant share price, there are risks associated with investing in this fund.

     These risks include:

     o the possibility that the issuer of a particular security may be unable to make principal and interest payments when they are due

     o the possibility that a security will lose value because of a rise in interest rates, or

     Therefore, the yield paid by the fund will vary with changes in the market and changes in interest rates. There is a remote risk that the fund's share price could fall below $1.00, which would reduce the value of your account.

     An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

We or the fund refers to Lord Abbett U. S. Government Securities Money Market Fund, Inc., which operates under the supervision of its Board with the advice of Lord, Abbett & Co. (" Lord Abbett"), its investment manager.

About the fund. This fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

U. S. government securities are obligations issued or guaranteed as to principal and interest by the U. S. government, its agencies or instrumentalities that are supported by the full faith and credit of the United States.

U. S. government agency securities are debt securities issued or guaranteed as to principal and interest by U. S. government agencies, U. S. government enterprises and U. S. government instrumentalities that are not direct obligations of the United States.

Certificates of deposit are certificates issued funds deposited in a bank or savings and loan associations for a definite period of time, earn a specified rate and are negotiable.

Banker's acceptance are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.


 2  The Fund

                                                         Symbols: Class A -LACXX

PAST PERFORMANCE

     The information below provides some indication of the risks of investing in the fund by showing changes in the fund's class A shares' performance from calendar year to calendar year. The returns shown do not reflect fund fees and expenses. The deduction of such fees and expenses (and the compounding effect thereof over time) may reduce the investors' return. Past performance is not a prediction of future results.

Best Quarter: 1st Q'91 29.96%
Worst Quarter: 3rd Q'90 (24.62)%

[GRAPHIC OMITTED]

For the fund's current yield, call toll-free 1-800-426-1130.

The table below shows the fund's class A, B and C average annual total returns. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                1 Year         5 Years         10 Years      Inception (i)

A                      2.00%          20.32%          16.48%          12.53
--------------------------------------------------------------------------------
B                      3.20%          -               -               19.84%
--------------------------------------------------------------------------------
C                      7.57%          -               -               21.42%
--------------------------------------------------------------------------------

(i) The dates of inception of each class are: A -6/27/79, B -8/1/96 and C -7/15/96.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
--------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------
Shareholder Fees                              Class A          Class B   Class C
  (Fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                      none          none        none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases") none          5.00% (1)   none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
  (Expenses deducted from fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")              0.50%         0.50%       0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (2)(3)    none          0.75%       none
--------------------------------------------------------------------------------
Other Expenses                                  0.00%         0.00%       0.00%
--------------------------------------------------------------------------------
Total Operating Expenses                        0.00%         0.00%       0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------
This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class             1 Year            3 Years         5 Years       10 Years
Class A shares            $000             $000            $000           $000
--------------------------------------------------------------------------------
Class B shares            $000             $000            $000           $000
--------------------------------------------------------------------------------
Class C shares            $000             $000            $000           $000
--------------------------------------------------------------------------------
You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares            $000             $000            $000           $000
--------------------------------------------------------------------------------
Class B shares            $000             $000            $000           $000
--------------------------------------------------------------------------------
Class C shares            $000             $000            $000           $000
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder services and professional fees.

(1) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(2) The Distribution and Service Fees have been restated from fiscal year amounts to reflect current fees.

(3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.



                                                                      The Fund 3

PURCHASES

     This prospectus offers four classes of shares, class A, B and C. Although the fund has more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different sales charges and expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value
     (NAV) per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV in the case of the class A shares. There is no front-end sales charge, although there is a Contingent Deferred Sales Charge in the case of the class B and C shares as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. Class C shares may be purchased only by an exchange from the same class of another Lord Abbett sponsored fund. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------
                                                             To Compute
                      As a % of           As a % of         Offering Price
 Your Investment    Offering Price      Your Investment     Divide NAV by
--------------------------------------------------------------------------------
 Less than $50,000       5.75%               6.10%              .9425
--------------------------------------------------------------------------------
$50,000 to $99,999       4.75%               4.99%              .9525
--------------------------------------------------------------------------------
$100,000 to $249,999     3.75%               3.90%              .9625
--------------------------------------------------------------------------------
$250,000 to $499,999     2.75%               2.83%              .9725
--------------------------------------------------------------------------------
$500,000 to $999,999     2.00%               2.04%              .9800
--------------------------------------------------------------------------------
$1,000,000 and over           No Sales Charge                  1.0000
--------------------------------------------------------------------------------

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation - A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

     o Statement of Intention - A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.


NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange (NYSE). Each fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

o    normally offered with a frontend sales charge

Class B

o no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase

o    higher annual expenses than class A shares

o    automatically convert to class A shares after eight years

Class C

o    no front-end sales charge

o    higher annual expenses than class A shares

o a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

o    acquired by exchange only


     For more information on eligibility for these privileges, read the applicable sections in the attached application.

  4  Your Investment

Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

o    purchases of $1 million or more +

o    purchases by Retirement Plans with at least 100 eligible employees +

o    purchases under a Special Retirement Wrap Program +

o purchases made with dividends and distributions on class A shares of another Eligible Fund

o purchases representing repayment under the loan feature of the Lord Abbettsponsored prototype 403(b) Plan for class A shares

o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

o    purchases under a Mutual Fund Advisory Program

o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

+    These categories may be subject to a Contingent Deferred Sales Charge ("
     CDSC").

Class A Share CDSC. If you buy class A shares under one of the starred (+) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

The class A share CDSC generally will be waived for the following conditions:

o benefit payments under Retirement Plans such as loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

Contingent Deferred Sales Charges -Class B Shares
--------------------------------------------------------------------------------
Anniversary (1) of                         Contingent Deferred Sales Charge
the day on which the                       on redemption (as % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th (2)                                None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.


CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employersponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC (" Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(class A CDSC only)

o    under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."


                                                               Your Investment 5

The class B share CDSC generally will be waived under any one of the following conditions:

o benefit payments under Retirement Plans such as loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

o    death of the shareholder (natural person)

o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

OPENING YOUR ACCOUNT

    MINIMUM INITIAL INVESTMENT

     o  Regular account                              (Class A)           $1,000
                                                     (Class B)           $5,000

     o  Individual Retirement Accounts and
         403(b) Plans under the Internal Revenue Code (Class A)            $250
                                                      (Class B)          $2,000

     o Uniform Gifts to Minors Account                                     $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     Lord Abbett
     U. S. Government Securities Money Market Fund, Inc.
     P. O. Box 419100
     Kansas City, MO 64141

     Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemptions will not be allowed until the fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information regarding proper form of a purchase order, call the fund at 800-821-5129.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U. S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.


6 Your Investment

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC,"" Class B Share CDSC" or "Class C Share CDSC."

DISTRIBUTIONS AND TAXES

     The fund pays its shareholders dividends from its net investment income. The fund expects to pay such income dividends to shareholders monthly. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund and whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

--------------------------------------------------------------------------------
Federal Taxability Of Distributions

Type of             Tax rate for taxpayer     Tax rate for taxpayer subject
distribution        subject to 15% bracket    to 28% bracket or above
--------------------------------------------------------------------------------
Income              Ordinary                  Ordinary
dividends           income rate               income rate
--------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends paid by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

Eligible Guarantor is any broker or bank that is a member of the Medallion STAMP Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Taxes on Transactions. The chart at left also can provide a "rule of thumb" guide for your potential U. S. federal income tax liability when selling or exchanging fund shares.



                                                               Your Investment 7

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

---------------------------------------------------------------------------------------------------
For investing

Invest-A-Matic      You can make fixed, periodic investments ($ 50 minimum) into your fund
(Dollar-cost        account by means of automatic money transfers from your bank checking
averaging)          account. See the attached application for instructions.

Div-Move            You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($ 50 minimum).

For selling shares

Systematic          You can make regular withdrawals from most Lord Abbett funds. Automatic
Withdrawal          cash withdrawals can be paid to you from your account in fixed or variable
Plan (" SWP")       amounts. To establish a plan, the value of your shares must be at least
                    $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares      The CDSC will be waived on SWP redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share
                    SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                    Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption proceeds due to a SWP for class B and class C shares will be
C shares            redeemed in the order described under "Purchases."
---------------------------------------------------------------------------------------------------

OTHER SERVICES

     Telephone Investing. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional can instruct your fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined Contribution Plans

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the fund. Accordingly, the fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The fund also may revoke the privilege for all shareholders upon 60 days' written notice.


8 Your Investment

SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, the fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of the fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 Plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $32 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended June 30, 1999, the fee paid to Lord Abbett was at an annual rate of .50 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Robert Gerber, Partner of Lord Abbett and Portfolio Manager of the fund heads the team, the other senior members of which include Walter H. Prahl and Robert A. Lee. Mr. Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford
     C. Bernstein & Co., Inc. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Portfolio Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995 and an Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993.


12b-1 fees payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                               Your Investment 9

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the fund and their risks.

     Diversification. The fund will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. U. S. Government Securities are not subject to these requirements.

     Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. The fund may invest up to 10% of its assets in illiquid securities.

     Repurchase Agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; (4) Lord Abbett U. S. Government Securities Money Market Fund (" GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authori zed Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a manda-

10  For More Information
     tory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf ) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

Year 2000 Issues. The fund could be adversely affected if the computers used by the fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the funds will be affected.


                                                         For More Information 11

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated." Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended June 30, 1999 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended June 30, 1999 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                            Class A Shares
                                          ---------------------------------------------------
                                                          Year Ended June 30,

Per Share Operating Performance:            1999     1998       1997       1996       1995
Net asset value, beginning of year         $0.00     $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------------
Net investment income                        .00       .047       .046       .048       .046
----------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------
 Dividends from net investment income        .00      (.047)     (.046)     (.048)     (.046)
----------------------------------------------------------------------------------------------
Net asset value, end of year               $0.00     $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------
Total Return (c)                            0.00%     4.79%      4.66%      4.85%      4.65%
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------
 Expenses                                   0.00%     0.83%      0.84%      0.81%      0.86%
----------------------------------------------------------------------------------------------
 Net investment income                      0.00%     4.68%      4.57%      4.75%      4.54%
----------------------------------------------------------------------------------------------

                                                    Class B Shares                 Class C Shares

                                                 Year Ended June 30,             Year Ended June 30,
                                           ----------------------------      -----------------------------
Per Share Operating Performance:           1999      1998       1997(b)      1999      1998       1997 (b)

Net asset value, beginning of period       $0.00     $1.00      $1.00        $0.00     $1.00      $1.00

--------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------
 Net investment income                       .00       .039       .024         .00       .047       .044
--------------------------------------------------------------------------------------------------------------
 Distributions
--------------------------------------------------------------------------------------------------------------
 Dividends from net investment income        .00      (.039)     (.024)        .00      (.047)     (.044)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $0.00     $1.00      $1.00        $1.00     $1.00      $1.00
--------------------------------------------------------------------------------------------------------------
Total Return (c)                            0.00%     4.01%      2.39%(a)     0.00%     4.79%      4.47%(a)
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------
 Expenses                                   0.00%     1.59%      0.99%(a)     0.00%     0.84%      0.81%(a)
--------------------------------------------------------------------------------------------------------------
 Net investment income                      0.00%     3.96%      2.38%(a)     0.00%     4.73%      4.39%(a)
--------------------------------------------------------------------------------------------------------------



                                                                         Year Ended June 30,
                                             -------------------------------------------------------------------------------------
Supplemental Data For All Classes:             1999               1998               1997                1996              1995
Net assets, end of year (000)                $0,000            $162,631            $143,197           $152,531           $140,642
Portfolio turnover rate                        0.00%              0.00%               0.00%              0.00%             0.00%

(a)  Not annualized.

(b)  Commencement of offering respective class of shares: B - August 1, 1996, C
     - July 15, 1996.

(c)  Total return assumes reinvestment of all distributions.


12   Financial Information

COMPENSATION FOR YOUR DEALER

------------------------------------------------------------------------------------------------------------------------------------
                                                                FIRST YEAR COMPENSATION

                                 Front-end
                                 sales charge                 Dealer's
                                 paid by investors            concession              Service fee (1)         Total compensation (2)
Class A investments              (% of offering price)        (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                         5.75%                      5.00%                     0.25%                        5.24%
------------------------------------------------------------------------------------------------------------------------------------
  $50,000 -$99,999                        4.75%                      4.00%                     0.25%                        4.24%
------------------------------------------------------------------------------------------------------------------------------------
  $100,000 -$249,999                      3.75%                      3.25%                     0.25%                        3.49%
------------------------------------------------------------------------------------------------------------------------------------
  $250,000 -$499,999                      2.75%                      2.25%                     0.25%                        2.49%
------------------------------------------------------------------------------------------------------------------------------------
  $500,000 -$999,999                      2.00%                      1.75%                     0.25%                        2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more (3) or Retirement Plan -100 or more
eligible employees (3) or Special Retirement Wrap Program (3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million                no front-end sales charge            1.00%                     0.25%                        1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that      no front-end sales charge            0.55%                     0.25%                        0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that     no front-end sales charge            0.50%                     0.25%                        0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million                no front-end sales charge            0.25%                     0.25%                        0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                 Paid at time of sale (% of net asset value) (4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge            3.75%                     0.25%                        4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge            0.75%                     0.25%                        1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                 Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge            0.25%                     0.20%                        0.45%
------------------------------------------------------------------------------------------------------------------------------------
                                          ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge          none                        0.25%                        0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                 Percentage of average net assets (5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge          none                        0.25%                        0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
All amounts                     no front-end sales charge            0.75%                     0.25%                        1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge            0.25%                     0.20%                        0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly and for class A shares may not exceed 0.15% if sold prior to June 1, 1990. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) Class C shares of the fund may be purchased under a Mutual Fund Advisory Program, in which case, an alternative method of payment may be made quarterly on average net assets, on a pro-rata basis, during the first year subsequent to the purchase of shares, excluding dividend and distribution reinvestments. After the first year, payments with respect to C shares under a Mutual Fund Advisory Program follow the chart above as set forth under "Annual Compensation After First Year."

(5) With respect to class B, C and P shares, 0.25% and 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.

                                                        Financial Information 13

     More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the fund, lists portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (" SAI")

     Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (" SEC") and is incorporated by reference (is legally considered part of this prospectus).


To obtain information:

By telephone. Call the fund at:
800-201-6984
By mail. Write to the fund at:

The Lord Abbett Family of Funds
 767 Fifth Avenue
New York, NY 10153-0203
Via the Internet.
Lord, Abbett & Co.
http://www. lordabbett. com

Text only versions of fund
documents can be viewed
online or downloaded from:
SEC
http://www. sec. gov

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
800-SEC-0330) or by sending
your request and a duplicating
fee to the SEC's Public Reference
Section, Washington, DC
20549-6009.



Lord Abbett U. S. Government Securities
  Money Market Fund, Inc.

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-------------------------
SEC file number: 811-2924

LAMM-1-1199
(11/99)

LORD ABBETT

Statement of Additional Information                             November 1, 1999

         Lord Abbett U.S. Government Securities Money Market Fund, Inc.



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated November 1, 1999.

Lord Abbett U.S. Government Securities Money Market Fund, Inc. (sometimes referred to as "we" or the "Fund") has 1,000,000,000 shares of authorized capital stock consisting of three classes (A, B and C), $.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Class A and B shares may be purchased directly and may be acquired in exchange for shares of the same class of another Lord Abbett- sponsored fund. Class C shares may be acquired only in exchange from shares of the same class of another Lord Abbett-Sponsored fund. See "Telephone Exchange Privilege" for more information. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.


     TABLE OF CONTENTS                                                      PAGE

     1.       Investment Objective and Policies                             2
     2.       Yield Calculation                                             3
     3.       Directors and Officers                                        4
     4.       Investment Advisory and Other Services                        7
     5.       Portfolio Transactions                                        8
     6.       Net Asset Value and Dividends                                 9
     7.       Telephone Exchange Privilege and Rule 12b-1 Plans             9
     8.       Class B Share Conversion Feature                              11
     9.       Shareholder Programs and Retirement Plans                     11
     10.      Commercial Paper and Bond Ratings                             12
     11.      Taxes                                                         14
     12.      Information About the Fund                                    14
     13.      Financial Statements                                          14

                                       1.
                               Investment Policies

Fundamental Investment Restrictions

We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund's prospectus); (8) issue senior securities to the extent such issuance would violate applicable law; or (9) buy common stocks or other voting securities.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (9) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

OTHER INVESTMENT POLICIES

U.S. Government Obligations. Direct U.S. Government obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. U.S. agency obligations are issued by agencies established under the authority of an act of Congress including, but not limited to, the Bank for Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.

Repurchase Agreements. Repurchase agreements are instruments under which the purchaser (i.e., the Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and repurchase price, thereby determining the yield during the purchaser's holding period. These result in fixed rates of return insulated from market fluctuation during such period. The underlying securities will consist only of securities in which the Fund may otherwise invest and their value will be marked to market daily to ensure that such value is at least equal to the repurchase price (including accrued interest). Repurchase agreements usually are for short periods. In the event of bankruptcy or other default by the seller, the Fund would be subject to possible risks such as delays and expenses in liquidating the underlying securities, decline in value of the underlying securities and loss of interest. To minimize any such risk, the creditworthiness of entities with whom we enter into repurchase agreements is carefully evaluated by our investment manager, Lord Abbett.


                                       2.
                                Yield Calculation

Each Class calculates its "yield" and "effective yield" based on the number of days in the period for which the calculation is made ("base period"). Each Class' "yield" is computed by determining the net change for the base period (exclusive of capital changes) in the value of a hypothetical preexisting account having a balance of one share at the start of the base period and subtracting this value from the value of the account at the end of the base period and dividing the result by the account's beginning value to come up with a "base period return" which is then multiplied by 365 over the number of days in the base period. "Effective yield" is determined by compounding the "base period return" by adding one, raising the sum to a power equal to 365 divided by the number of days in the base period and subtracting one from the result. An example follows for the seven-day period ended June 30, 1999 of the calculation of both "yield" and "effective yield" for one Class A share:

Value of hypothetical account with
   exactly one share at beginning of
   base period                                                $ 1.000000000

Value of same account at end of base
   period                                                     $  1.000880274
Net change in account value                                   $   .000880274

Base period return (net change in
   account value divided by the
   beginning account value)                                       .0880274%

"Yield" [base period return
   times (365 divided by 7)]                                     4.59%

"Effective yield" [(base period
   return + 1) 365/7] - 1                                        4.70%

On June 30, 1999, our portfolio had a dollar-weighted life to maturity of 21 days.

Publishing of the annualized yield for a given period provides investors with a basis for comparing our yield with that of other investment vehicles. However, yields of other investment vehicles may not always be comparable because of different methods of calculating yield. In addition, the safety and yield of the Fund and other money market funds are a function of portfolio quality, portfolio maturity and operating expenses, while the yields on competing bank accounts are established by the bank and their principal is generally insured.

Each Class' yield is not fixed. It fluctuates and the annualization of a yield rate is not a representation by the Class as to what an investment in the Class will actually yield for any given period. Actual yields will depend not only on changes in interest rates on money market instruments during the course of the period in which the investment in the Class is held, but also on such matters as any realized and unrealized gains and losses, changes in the expenses of the Class during the period and on the relative amount of new money coming into the Class which has to be invested at a different yield than that represented by existing assets.


                                       3.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have indirect financial interests in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside trustees are also directors or trustees of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 61.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development management on a consultancy basis. Formerly, Managing Director of The Directorship Group, Inc., a consultancy in executive search, board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997), Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career includes 36 years at Stouffers and Nestle with 18 of those years as Chief Executive Officer. Currently serves as Director of J.B. Williams Company, Inc., Fountainhead Water Company, CARESIDE, Inc. and Lincoln Snacks Company. Age 66.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Currently serves as Director of Polyvision Corporation. Age 71.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently, serves as Director of Ace, Ltd. (NYSE). Age 61.


The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                               For the Fiscal Year Ended June 30, 1999

         (1)                  (2)                  (3)                    (4)

                                                                      For Year Ended
                                               Equity-Based           December 31, 1998
                                               Benefits Accrued       Total Compensation
                           Aggregate           by the Fund and        Accrued by the Fund and
                           Compensation        all other Lord         all other Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund(1)         Funds(2)               Funds(3)

E. Thayer Bigelow          $                   $17,068                $57,400
William H. T. Bush*        $                   None                   $27,500
Robert B. Calhoun, Jr.**   $                   None                   $33,500
Stewart S. Dixon           $                   $32,190                $56,500
John C. Jansing            $                   $45,0854               $55,500
C. Alan MacDonald          $                   $30,703                $55,000
Hansel B. Millican, Jr.    $                   $37,747                $55,500
Thomas J. Neff             $                   $19,853                $56,500

*   Elected August 13, 1998.
** Elected June 17, 1998.


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored Funds for the 12 months ended June 30, 1999 with respect to the equity based plans established for independent directors/trustees in 1996. This plan supercedes a previously approved retirement plan for all future directors/trustees. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Fund as of June 30, 1999 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such
     deemed investments, were: Mr. Bigelow, $     ; Mr. Calhoun, $     ; Mr.
     Dixon, $     ;Mr. Jansing, $     ; Mr. MacDonald, $     ; Mr. Millican,
     $     and Mr. Neff, $     . If the amounts deemed invested in Fund shares
     were added to each director's actual holdings of Fund shares as of June 30,
     1999, each would own the following: Mr. Bigelow,    shares; Mr. Dixon,
     shares; Mr. Jansing,    shares; Mr. MacDonald,     shares; Mr. Millican,
     shares; and Mr. Neff,     shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors/ trustees may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Gerber, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice President:

Robert Gerber, age 45, Executive Vice President (with Lord Abbett since July 1997; formerly Senior Portfolio Manager of Sanford C. Bernstein & Co., Inc.);

Vice Presidents:

Zane E. Brown, age 46

Daniel E. Carper, age 47

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Lawrence H. Kaplan, age 42, (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Robert G. Morris, age 54

A. Edward Oberhaus, III, age 39

 John J. Walsh, age 63

Treasurer:

Donna M. McManus, age 38, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP)

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of      1999, our directors and officers, as a group, owned less than 1% of
our outstanding shares. As of    ,1999, the record holders of 5% or more of the
Fund's outstanding shares are as follows:



                                       4.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of the Fund: Zane E. Brown, Daniel E. Carper, Robert
S. Dow, Robert I. Gerber, Paul A. Hilstad, Robert G. Morris, and John J. Walsh. The other general partners are: Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, W. Thomas Hudson, Stephen J. McGruder,

Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, and Christopher J. Towle. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement we pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the portion of our net assets not in excess of $250,000,000, .45 of 1% of such assets in excess of $250,000,000 but not in excess of $500,000,000 and .40 of 1% of such assets over $500,000,000. This fee is allocated among Classes A, B and C based on each class' proportionate share of such average daily net assets. For the fiscal years ended June 30, 1999, 1998, and 1997, the management fees paid to Lord Abbett amounted to $ , $740,978, and $773,869, respectively.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, fees and expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions expenses.

We have agreed with the State of California to limit operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. The expense limitation is a condition on the registration of investment company shares for sale in California and applies so long as our shares are registered for sale in that State.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri, is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income.

                                       5.
                             Portfolio Transactions

We expect that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. We usually will pay no brokerage commissions for such purchases and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Our traders, who may be officers of the Fund and are also employees of Lord Abbett, implement these decisions. They do the trading as well for other accounts--investment companies (of which they are also officers) and other clients-managed by Lord Abbett. They are responsible for the negotiation of prices and commissions.

Our policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. We make no commitments regarding the allocation of brokerage business to or among broker-dealers.

                                       6.
                          Net Asset Value and Dividends

Net Asset Value. The determination of our net asset value is described under "Redemptions" - Net Asset Value - in the Prospectus.

As disclosed in the Prospectus, we calculate our net asset value, declare dividends and otherwise are open for business on each day that the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

We attempt to maintain a net asset value of $1.00 per share for all classes for purposes of sales and redemptions but there is no assurance that we shall be able to do so. Although we have received an exemptive order from the Securities and Exchange Commission which permits us to round our net asset value per share to the nearest cent for such purpose, our Board of Directors has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund's market-based net asset value. Rule 2a-7, as amended, contains certain maturity, diversification and quality requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund.

Dividends. As described in the Prospectus under "Dividends, Taxes and Yield," our net income will be declared as a dividend daily. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets.

                                       7.
                        Telephone Exchange Privilege and
                                Rule 12b-1 Plans

Telephone Exchange Privilege. Shares of any class of the Fund may be exchanged for those in the same class of (a) any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF") and
(ii) certain single-state tax-free series and funds where the exchanging shareholder is a resident of a state in which such series or fund is not offered for sale, and (b) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF." Class C shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund or AMMF. Class A and B shares of the Fund may be acquired either by such an exchange or by direct purchase.

You or your investment professional, with proper identification, can instruct the Fund to exchange by telephone. All shareholders have this privilege unless they refuse it in writing. Exchanges for shares any eligible Lord Abbett-sponsored fund or AMMF will be based on the relative net asset values of the shares exchanged, without a sales charge in most cases. Class A shares purchased directly from the Fund may be exchanged for Class A, B or C shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under "Div-Move" below). Instructions for the exchange must be received by the Fund in Kansas City prior to the close of the NYSE to obtain the other fund's net asset value per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An "exchange" is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund or AMMF. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

You should not view the exchange privilege as a means for taking advantage of short-term swings in the market and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

Rule 12b-1 Plans. The Fund is not making payments of Rule 12b-1 fees for its Class A share Rule 12b-1 Plan ("A Plan") and its Class C share Rule 12b-1 Plan ("C Plan"). The Fund is making annual distribution fee payments (0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years) pursuant to its Class B share Rule 12b-1 Plan ("B Plan"). As described in the Fund's current Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for each Class. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that based on information requested by the Board and provided by Lord Abbett, there is a reasonable likelihood that each Plan will benefit the Class and its shareholders. The expected benefits include (in the case of the Class B
Plan) greater sales and lower redemptions of Class B shares and (in the case of the Class A and C Plan) a higher quality of service to shareholders by dealers than otherwise would be the case. Lord Abbett is to use all amounts received under each Plan for payments to dealers for (i) providing continuous services to each Class' shareholders (in the case of the A and C Plans), such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing Class B shares (in the case of the B Plan).

Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the Fund's directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on such Plan. Each Plan may not be amended to increase materially the amount spent for distribution expenses without approval by a majority of the Fund's directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the Fund's outside directors or by vote of the holders of a majority of the appropriate Class' outstanding voting securities.

As stated in the Prospectus, a contingent deferred sales charge ("CDSC") is imposed with respect to those shares of the Fund bought in exchange for shares of another Lord Abbett-sponsored fund or series on which the other fund has paid a 12b-1 fee if such shares are redeemed out of the Fund (a) within a period of 24 months from the end of the month in which the original sale occurred in the case of Class A shares acquired in exchange for shares in the same class of a fund in the Lord Abbett Family of Funds or (b) within 6 years of their original purchase in the case of Class B shares, or (c) within a period of 12 months from the end of the month in which the original sale occurred in the case of Class C shares.

As described in the Prospectus, in no event will the amount of the CDSC exceed 1% in the case of Class A and C shares or 5% scaled down to 1%, in the case of Class B shares, of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of the shares for which such shares were exchanged ("Exchanged Shares"). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, regardless of whether this increase is reflected in reinvested dividends or distributions, in the case of Class A shares, and due to such an increase because of reinvested dividends and capital gains, in the case of Class B and C shares, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee or (iii) shares which, together with Exchanged Shares, have been held continuously (a) for 24 months from the end of the month in which the original sale occurred in the case of Class A shares, (b) until the 6th anniversary of their original purchase in the case of Class B shares and (c) until the 1st anniversary of their original purchase in the case of Class C shares. In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of shares subject to a CDSC, those held the longest will be the first to be redeemed.

                                       8.
                        Class B Share Conversion Feature

The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

                                       9.
                    Shareholder Programs and Retirement Plans

We have several programs available. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth, Simplified Employee Pension Plans and Simple IRA's), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 500 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.


                                       10.
                        Commercial Paper and Bond Ratings

Commercial Paper Ratings

The rating A-1+ is the highest commercial paper rating assigned by Standard & Poor's Corporation ("S&P"). Paper rated A-1 has the following characteristics:

Liquidity ratio is adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to diverse channels of borrowing; core earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are sound. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Bond Ratings

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - Bonds rated AA differ form the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC-C - Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. while such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D - Obligations rated 'D' is in payment default. The 'D' rating category is used when interest payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                       11.
                                      Taxes

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will not qualify for the dividends-received deduction for corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       12.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       13.
                              Financial Statements

The financial statements for the fiscal year ended June 30, 1999 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1999 Annual Report to Shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


PART C                         OTHER INFORMATION
Item 23.            Exhibits


                    (a) Articles of  Incorporation. Articles Supplementary. Incorporated  by reference to  Post-Effective  Amendment
No.   to the Registration Statement on Form N-1A filed on               .
                    (b) By-Laws. Incorporated by reference to Post-Effective
Amendment No. to the Registration Statement on Form N-1A filed on .
                    (c) Instruments Defining Rights of Security Holders.  Incorporated by reference.
                    (d) Investment Advisory Contracts, Management Agreement.  Incorporated by reference to Post-
Effective Amendment No.   to the Registration Statement on Form N-1A filed on          .
                    (e) Underwriting Contracts.  Incorporated by reference.
                    (f) Bonus or  Profit  Sharing  Contracts.  Incorporated  by  reference to Post-Effective Amendment  No. 6 to the
Registration Statement on Form N-1A of Lord Abbett Securities Trust (File No. 811-7538).
                    (g) Custodian Agreements.  Incorporated by reference.
                    (h) Other Material Contracts.  Not applicable.
                    (i) Legal Opinion.  Incorporated by reference.
                    (j) Other Opinion.  Not applicable.
                    (k) Omitted Financial Statements.  Incorporated by reference.
                    (l) Initial Capital Agreements.  Incorporated by reference.
                    (m) Rule 12b-1 Plan.  Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement
                    on Form N-1A of Lord Abbett Research Fund, Inc. (File No. 811-6650).
                    (n) Financial Data Schedule.  Incorporated by reference.
                    (o) Rule 18f-3 Plan. Incorporated by reference to
                    Post-Effective Amendment No. 40 to the Registration
                    Statement on Form N-1A of Lord Abbett Bond-Debenture Fund,
                    Inc. (File No. 811-2145).

Item 24.           Persons Controlled by or Under Common Control with Registrant

                            None.

Item 25.           Indemnification

                            Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

                            The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

                            In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.            Business and Other Connections of Investment Adviser

                            Lord, Abbett & Co. acts as investment advisor for twelve other open-end investment companies and is principal underwriter for all thirteen. It is also an investment adviser to approximately 6,220 private accounts as of May 31, 1998. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity.


Item 27.            Principal Underwriter

                    (a)     Lord Abbett Affiliated Fund, Inc.
                            Lord Abbett Bond-Debenture Fund, Inc.
                            Lord Abbett Mid-Cap Value Fund, Inc.
                            Lord Abbett Developing Growth Fund, Inc.
                            Lord Abbett Tax-Free Income Fund, Inc.
                            Lord Abbett Global Fund, Inc.
                            Lord Abbett Series Fund, Inc.
                            Lord Abbett Equity Fund
                            Lord Abbett Tax-Free Income Trust
                            Lord Abbett Securities Trust
                            Lord Abbett Investment Trust
                            Lord Abbett Research Fund, Inc.

                            Investment Adviser
                            American Skandia Trust (Lord Abbett Growth and
                              Income Portfolio)

                    (b) The partners of Lord, Abbett & Co. are:

                             Name and Principal       Positions and Offices
                             Business Address (1)     with Registrant
                             --------------------     ---------------
                             Robert S. Dow            Chairman and President
                             Paul A. Hilstad          Vice President & Secretary
                             Robert Gerber            Executive Vice President
                             Zane E. Brown            Vice President
                             Daniel E. Carper         Vice President
                             Robert G. Morris         Vice President
                             John J. Walsh            Vice President

                             The other partners who are neither officers nor
directors of the Fund are Stephen Allen, John E. Erard, Robert P. Fetch, Daria
L. Foster, W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, Robert
J. Noelke, R. Mark Pennington, and Christopher J. Towle.

                    (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

                    (c)      Not applicable

Item 28.      Location of Accounts and Records

                Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

                Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.      Management Services

                None

Item 30.      Undertakings

              The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, under rule 485(a) under the Securities Act and had duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of August, 1999.


                                          BY:      /s/ Lawrence H. Kaplan
                                                   ----------------------
                                                   Lawrence H. Kaplan
                                                   Vice President

               LORD ABBETT U.S. GOVERNMENT MONEY MARKET FUND, INC.

             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                              Signatures Title Date

                                            Chairman, President
/s/ Robert S. Dow                                  and Director/Trustee                        August 30, 1999
---------------------                            ----------------------                        ---------------
Robert S. Dow

/s/ E. Thayer Bigelow                              Director/Trustee                            August 30, 1999
---------------------                            ----------------------                        ---------------
E. Thayer Bigelow

/s/ William H. T. Bush                             Director/Trustee                            August 30, 1999
---------------------                            ----------------------                        ---------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.                         Director/Trustee                            August 30, 1999
---------------------                            ----------------------                        ---------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon                               Director/Trustee                            August 30, 1999
---------------------                            ----------------------                        ---------------
Stewart S. Dixon

/s/ John C. Jansing                                Director/Trustee                            August 30, 1999
---------------------                            ----------------------                        ---------------
John C. Jansing

/s/ C. Alan MacDonald                              Director/Trustee                            August 30, 1999
---------------------                            ----------------------                        ---------------
C. Alan MacDonald

/s/ Hansel B. Millican, Jr.                        Director/Trustee                            August 30, 1999
---------------------                            ----------------------                        ---------------
Hansel B. Millican, Jr.

/s/ Thomas J. Neff                                 Director/Trustee                            August 30, 1999
---------------------                            ----------------------                        ---------------
Thomas J. Neff


BY:      /s/ Lawrence H. Kaplan
        ----------------------
         Lawrence H. Kaplan
         Attorney - in - Fact